Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2019
Premises and Equipment
Schedule of Major Classifications of Premises and Equipment

Major classifications of premises and equipment, stated at cost, are as follows:

	2019	2018
	(In thousands)
Land, buildings and improvements	$18,297	$17,839
Furniture and equipment	14,220	13,359
Computer software	2,196	2,164
	34,713	33,362
Less accumulated depreciation	(22,311)	(21,245)
Net premises and equipment	$12,402	$12,117